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                                                                  Exhibit 10.5

                                 LOAN AGREEMENT


          THIS LOAN AGREEMENT (this "Loan Agreement") dated the 4th day of June 2001, is made and executed by and between the lenders on Exhibit "A" attached hereto (collectively, the "Lenders"), HYPERCOM CORPORATION, a Delaware corporation ("Borrower") and GEORGE R. WALLNER ("Wallner").


                                    RECITALS

          A. The Lenders have agreed to loan Borrower the aggregate sum of Three Million Four Hundred Dollars ($3,400,000.00) in the dollar amount set forth on Exhibit "A" (the "Loans") for the purchase of components and other raw materials necessary to fill existing backlogged orders of POS terminals and other products manufactured by Borrower.

          B. Borrower has agreed to evidence the Loans provided by Lenders by executing notes (separately, a "Note" and together, the "Notes") in favor of each Lender in the principal sums set forth on Exhibit "A".

          C. Wallner, a significant shareholder of Borrower, has agreed to pledge certain collateral listed on Exhibit "B" hereto (the "Collateral") to secure repayment of the Loan to Borrower.

          NOW, THEREFORE, for and in consideration of the promises and covenants herein contained, as well as the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties hereto, Lenders, Borrower and Wallner agree as follows:

          1. Loans. On June 5, 2001, (the "Funding Date"), subject to satisfaction of the conditions precedent provided herein, Lenders shall deliver to, in immediately available funds, Borrower, pursuant to written instructions provided by Borrower, the sums set forth next to their names on Exhibit "A" (the "Loans").

          2. Payment. The Loans shall be evidenced by the Notes, which shall be in the form of Exhibit "C" hereto, and all amounts due under such Notes shall be paid in accordance therewith.

          3. Conditions Precedent to Funding Loan. Lenders' obligation to fund the Loans shall be conditioned upon the satisfaction of each of the following conditions precedent:

               (a) Borrower and Wallner, as applicable, shall have executed and delivered to the applicable Lenders the following documents;

                    (i)      this Agreement;

                    (ii)     the applicable Notes;
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                    (iii)    the Security Agreement, dated June 4, 2001, and
                             executed by Wallner;

                    (iv) the Amended and Restated Notes executed by Borrower payable to Wallner, dated December 27, 2000 and March 31, 2001, and in the principal amounts of $1,500,000.00 and $1,000,000.00
                             (respectively the "Initial Wallner Note"); and

                    (v) the applicable Warrant, dated June 4, 2001, signed by Borrower (each such warrant, a "Warrant").

The documents to be executed by Borrower described in this paragraph are referred to herein as the "Borrower Documents".

               (b) Counsel to Borrower shall have delivered an opinion to Lenders relating to the corporate power and authority of Borrower to execute and deliver the Borrower Documents.

               (c) Borrower shall have paid all reasonable and ordinary fees of counsel incurred by Lenders in connection with the Loans.

          4. Collateral for Loans. The Loans shall be evidenced by the Notes and shall be secured by the Initial Wallner Notes and the June Wallner Note (as defined below).

          5. Limitations on Use of Loan Proceeds. Borrower shall not be permitted to use the Loan Proceeds for any purpose other than for the purchase of components and other raw materials necessary to fill existing backlogged orders of POS terminals and other products manufactured by Borrower.

          6. Representations and Warranties of Borrower and Wallner. Borrower, and Wallner only as to 6.e., hereby makes the following representations and warranties:

               a. Borrower is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute, deliver and perform its obligations under this Loan Agreement.

               b. Borrower is duly qualified to conduct business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualification.

               c. The execution, delivery and performance by Borrower of this Loan Agreement, the consummation of the transaction contemplated thereby, and the fulfillment of the terms contained therein do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, Borrower's articles of incorporation or bylaws, or any indenture, agreement, mortgage, deed of trust or other instrument to which Borrower is a party or by which it is bound or any of its properties are subject; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument; nor violate any law, order, rule or regulation applicable to it or any of its properties, of any court or
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of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Borrower or any of its properties.

               d. The principal amount due and owing as of the date hereof under the Initial Wallner Notes is $1,500,000.00 and $1,000,000.00, respectively, and that the maturity dates have been extended to September 15, 2001. Borrower hereby represents and warrants that it will not pay or otherwise satisfy its obligations under the Initial Wallner Note or the June Wallner Note until the Notes payable to the Lender has matured. Borrower shall not provide Wallner with any collateral or otherwise secure any amounts due under the Initial Wallner Note or the June Wallner Note without the written consent of the Lenders.

               e. Wallner will loan to Borrower, no later than June 5, 2001, the sum of One Million Dollars ($1,000,000.00), such loan to be evidenced by a note (the "June Wallner Note"), and the June Wallner Note shall be delivered to Lender (care of Lenders counsel set forth in Section 11 hereof) and held as collateral pursuant to the Security Agreement.

          7. Representations and Warranties of Lenders. Each Lender, as to itself only, hereby makes the following representations and warranties to the Borrower, as to which Borrower relies in delivering the Note and the Warrant to such Lender:

               a. Purchase for Own Account. The Note and any shares of common stock received by Lender under the Warrant or by exercise of any conversion rights under the Note (collectively, the "Stock") will be acquired for investment for the Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Lender has no present intention of selling, granting any participation in, or otherwise distributing the Note or the Stock or any part thereof. The Lender does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person with respect to the Note or the Stock or any part thereof.

               b. Disclosure of Information. The Lender is aware of the Company's business affairs and financial condition, has received and reviewed all information (including reports filed by the Company with the Securities and Exchange Commission up to the date hereof and including the Company's status with its senior lenders) he considers necessary or appropriate for making an informed and knowledgeable decision as to whether to acquire the Note and further represents that he has had sufficient opportunity to ask questions and receive answers from the Company regarding the nature and affairs of the Company, including its business, properties, prospects and financial condition.

               c. Investment Experience. The Lender is an investor in securities of companies and acknowledges that he is capable of bearing the economic risk of its investment in the Note and the Stock, including the risk of total loss of any or all of such investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of such investment.

               d. Accredited Investor. The Lender is an "accredited investor" within the meaning of Commission Rule 501 of Regulation D, as presently in effect.
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               e. Restricted Securities. The Lender understands and hereby acknowledges that (i) the Note and the Stock it may receive upon conversion pursuant to the provisions of the Note may not initially be registered under the Securities Act of 1933 (the "Securities Act"), and in such event will be issued in reliance upon a specific exemption from the registration requirements under the Securities Act, which exemption depends upon, among other things, the bona fide nature of the Lender's investment intent as expressed herein, and (ii) the Note and Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available.

               f. Rule 144 Restrictions. The Lender is aware of the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company; (ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

               g. Rule 144 Limitations. The Lender understands that Rule 144 does not apply to the Note. The Lender understands and acknowledges that at the time it wishes to sell the some or all of the Stock there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Lender may be precluded from selling the Stock under Rule 144 even if the one-year minimum holding period had been satisfied. The Lender further understands that (i) if all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or Regulation S under the Securities Act or some other registration exemption will be required to permit the Lender to sale the Stock, and (ii) notwithstanding the fact that Rule 144 is not exclusive, the staff of the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          8. Debtor and Creditor. Lenders and Borrower intend that the relationship between them be that of creditor and debtor only. Nothing herein nor the acts of the parties hereto shall be construed to create a co-tenancy, partnership, joint venture or similar relationship between Borrower and Lender. Lender shall have no responsibility whatsoever for the debts, losses, obligations or duties of Borrower. Borrower hereby indemnifies Lender and agrees to defend and hold Lender harmless from and against any liability, claim, demand, obligation, assessment, loss, cost, damage or expense of any nature whatsoever (including, without limitation, any and all judgments, decrees, settlements, awards and reasonable costs, expenses, attorneys' fees and court costs), which are incurred, sustained, suffered, asserted or assessed against Lender as a result of any claim, action suit or proceeding in which it is alleged that Lender has liability to any person or entity because Lender and Borrower have a relationship other than or in addition to
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that of creditor and debtor. The provisions of this Section 8 shall survive the repayment of the Loan.

          9. Assignment. This Loan Agreement may be endorsed, assigned and transferred in whole or in part by Lender, and any such holder and assignee of this Loan Agreement shall succeed to and be possessed of the rights of Lender under this Loan Agreement to the extent transferred and assigned. This Loan Agreement may not be endorsed, assigned or transferred by Borrower.

          10. Entire Agreement. THIS AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AGREEMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS WITH THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THIS AGREEMENT SHALL SUPERSEDE AND CONTROL OVER THE SIMILAR PROVISIONS SET FORTH IN THE COMMITMENT.

          11. Notices. All notices hereunder shall be deemed to have been duly given and received (i) when personally delivered or transmitted by electronic facsimile with printed confirmation of transmission received, (ii) on the third business day next following the day when deposited in the U.S. Mail, postage prepaid, certified or registered mail, return receipt requested, addressed as set forth below, or (iii) on the first business day after proper and timely deposit for next day delivery, charges prepaid, with a nationally recognized courier service providing next day service to the location of the recipient, to such party at the address set forth below.

               If to Lender:        Daniel D. Diethelm
                                    P.O. Box 32097
                                    Phoenix, Arizona 85064
                                    Fax No: (602) 297-1609

               With a Copy to:      Bryan Cave LLP
                                    Two North Central
                                    Suite 2200
                                    Phoenix, Arizona 85004
                                    Attn.: Joseph P. Richardson
                                    Fax No: (602) 364-7070

               If to Borrowers:     Hypercom Corporation
                                    2851 West Kathleen
                                    Phoenix, Arizona 85053
                                    Attn: Jonathon Killmer
                                    Fax No: (602) 760-0120
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               With a Copy to:      Snell & Wilmer
                                    1500 UniSource Tower
                                    One South Church Avenue
                                    Tucson, Arizona  85701
                                    Attn:  Todd V. Jones
                                    Fax No.: (520) 884-1294

               Any party hereto may designate a different address by notice to the other pursuant to this Section 11. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day that is not a business day, then such action may be taken or such right may be exercised on the next succeeding business day.

          12. Headings. The headings of the Sections of this Loan Agreement are for the convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

          13. Further Acts. Borrower agrees to execute and deliver to Lender from time to time such certifications as Lender may reasonably request with respect to the performance by Borrower of its obligations under this Loan Agreement. In addition, Borrower agrees to execute and deliver to Loan Agreement from time to time such other documents and instruments as may be reasonably requested in order to effectuate the terms of this Loan Agreement.

          14. Partial Invalidity. Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Loan Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Loan Agreement.

          15. Time of Essence. Time shall be of the essence with respect to any payment or performance due from Borrower hereunder.

          16. No Amendments. Neither this Loan Agreement nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by each of the parties hereto.

          17. Governing Law. This Loan Agreement has been executed and delivered in, and shall be governed by and construed in accordance with the laws of, the State of Arizona.

          18. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.
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           EXECUTED AND DELIVERED as of the date first above written.


LENDER:                                   BORROWER:
DANIEL D. DIETHELM                        HYPERCOM CORPORATION, a
                                          Delaware corporation
/s/ Daniel D. Diethelm
----------------------                    By: /s/ Christopher S. Alexander
                                              ----------------------------
NORTON FAMILY LIVING TRUST UTD 2-15-96
                                          Print Name: Christopher S. Alexander
By:  John R. Norton III                               ------------------------
     ------------------
Its: Trustee                              Its: President and
     ------------------                        Chief Executive Officer
                                               -----------------------
NORTON FAMILY LIVING TRUST UTD 2-4-91
                                          GEORGE R. WALLNER
By:  John P. Norton
     ------------------                   /s/ George R. Wallner
Its: Trustee                              ---------------------
     ------------------

GUARANTEE & TRUST COMPANY TTEE FBO
John C. Cotton SEP IRA

By:  John W. Molino
     ------------------
Its: Power of Attorney -- Delaware Charter
     Guarantee & Trust Co.
     ------------------

FIRST WESTERN CAPITAL LLC

By:  Sam Reyes
     ------------------
Its: Trustee
     ------------------

MATTHEW A. DIETHELM

/s/ Matthew A. Diethelm
-----------------------


ROBERT W. STALLINGS

/s/ Robert W. Stallings
-----------------------


PAUL J. RENZE

/s/ Paul J. Renze
-----------------------
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                                   SCHEDULE B

                                   COLLATERAL

1. AMENDED AND RESTATED PROMISSORY NOTE dated as of December 27, 2000 executed by Hypercom Corporation.

2. AMENDED AND RESTATED PROMISSORY NOTE dated as of March 31, 2001 executed by Hypercom Corporation.

3.   Promissory Note dated June 5, 2001 executed by Hypercom Corporation.